Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of IEH Corporation, a New York corporation (the "Company") on Form 10-QSB for the quarter ending December 23, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Knoth, Chief Financial Officer of the Company, respectfully certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Robert Knoth
----------------
Robert Knoth
Chief Financial Officer

February 2, 2006

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